Exhibit No. 32.1



                       CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        AND CHIEF FINANCIAL OFFICER PURSUANT TO
                          18 U.S.C. SECTION 1350, AS ADOPTED
              PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of American Asset Management Corporation (the Company) Annual Report on Form 10-KSB for the year ending December 31, 2004 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard G. Gagliardi, the Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     _/s/ Richard G. Gagliardi____________
                                     Richard G. Gagliardi
                                     Chief Executive and Financial Officer


Date:  April 15, 2005